UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 26, 2015

Roomlinx, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-26213	83-0401552
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Continental Plaza - 6th Floor
433 Hackensack Avenue
Hackensack, New Jersey 07601
                                            (201) 968-9797
(Address of Principal Executive Offices)  (Zip Code)

                                      (201) 968-9797
(Registrant's Telephone Number, Including Area Code)

                                                  N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01       Completion of Acquisition or Disposition of Assets

In connection with acquisition of Signal Point Holdings Corp., a Delaware corporation and wholly owned subsidiary of the Company (“SPHC”), Roomlinx, Inc. (the “Company”) is providing copies of the audited financial statements of SPHC for the two year period ended December 31, 2014.

ITEM 1.01        Entry Into a Material Definitive Agreement

On October 26, 2015, the Company, SPHC and all of SPHC’s subsidiaries (the “Subsidiaries”) entered into the following transactions with certain preferred stock holders of SPHC and senior secured debt holders of the Company and SPHC in accordance with the following documents (the “Debt and Preferred Stock Restructuring Documents”).  The purpose of the transaction was to reduce the overall financial exposure of the Company and give the Company the maximum flexibility in management and raising additional capital for the Company, while eliminating the preferences and certain controls of the Preferred Stock holders.

●     Series A Preferred Termination, Loan and General Release Agreement (the “Series A Agreement”), by and among SPHC, Allied International Fund, Inc. (“Allied”) and the Company solely with respect to the mutual releases described therein;

●     Series B Preferred Termination, Consulting Agreement Modification and Settlement Agreement (the “Series B Agreement”), by and among the Company, SPHC, the Subsidiaries and Robert DePalo (“DePalo”);

●     Secured Promissory Note, issued by SPHC and all of its Subsidiaries to Allied in the principal amount of $2,700,000 (the “Allied Note”), which is secured by the existing Security Agreement by and between SPHC and Allied, dated as of July 31, 2015.

●     First Allonge and Amendment to the March 23, 2015 Promissory Note issued by SPHC to Allied, dated October 27, 2015 (the “Allied Allonge”) for a $240,000 loan.

●     Loan Modification Letter Agreement, by and among the Company, SPHC and Allied, dated as of October 27, 2015 (the “Allied Secured Modification”); extending the payment of the past due amounts and

●     Loan Modification Letter Agreement, by and among the Company, SPHC and Brookville Special Purpose Fund, LLC (“Brookville”), dated as of October 27, 2015 (the “Brookville Senior Secured Modification”), extending the payment of the past due amounts.

Subject to the terms and conditions of the Series A Agreement and the Series B Agreement, each of Allied and DePalo agreed to the cancellation of the Series A and Series B Preferred Stock, respectively, issued by SPHC.  In exchange for the cancellation the parties agreed to the following:

(a)     Mutual releases of all claims between the Company, SPHC, the Subsidiaries and each of Allied and DePalo (and certain affiliated and related parties).

(b)     The secured debt of $3,200,000 owed by SPHC to Allied was reduced by $500,000, to $2,700,000 and payable over six and one-half years, in accordance with provisions described in the attached agreement.

(c)     In connection with the cancellation of the SPHC Series B Preferred Stock, the Company agreed that (subject to shareholder approval and the applicable laws and regulations) it would amend its charter and other relevant documents to provide for the following:

(i)	the Company will not approve any reverse stock splits without the affirmative vote of the holders of at least fifty one percent (51%) of the issued and outstanding common stock;

(ii)	for a period of two (2) years the Company will not issue any class of stock with supermajority voting rights;

(iii)	DePalo will have the right to appoint one member to the Board of Directors of the Company, subject to such person not being a relative of DePalo and independent of DePalo; and

(iv)
Until the expiration of the Consulting Agreement, by and between the Company and DePalo, DePalo will be entitled to a monthly payment of $17,500 that shall not be paid, but shall accrue, until the Company and DePalo agree or the Company obtains funding in the amount of $8,000,000 and thereafter payments of accrued arrears and regular payments will continue on a monthly basis for the term of the Consulting Agreement.

(d)     Pursuant to the Allied Allonge and associated documents, Allied agreed to lend an additional $240,000 to SPHC, accruing interest at twenty percent (20%) per annum and shall be repaid no later than November 23, 2015.  The obligations under the Note (as amended) are secured by an assignment of all the receivables of Signal Point Telecommunications Corp, a wholly owned subsidiary of SPHC.  In the event of a default Allied will take procession of all receivables and liquidate them to satisfy its loan and expenses including, but not limited to, legal fees.

(e)     Pursuant to the Brookville Senior Secured Modification, the Company, SPHC and all of its Subsidiaries agreed to a new payment schedule for the debt owed by SPHC in accordance with the terms set forth in the attached agreement.

The above referenced summaries of the Debt and Preferred Stock Restructuring Documents are qualified in their entirety by the copies of the documents attached hereto as exhibits.

(f)      Pursuant to the Brookville Senior Secured Modification, the Company and SPHC agreed to a new payment schedule in accordance with the terms set forth in the attached agreement:

The above referenced summaries of the Debt and Preferred Stock Restructuring Documents are qualified in their entirety by the copies of the documents attached hereto as exhibits.

ITEM 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant

See Item 1.01 above.

ITEM 3.03      Material Modification to Rights of Security Holders

See Item 1.01 above regarding the cancellation of the Series A and Series B Preferred Stock of SPHC and rights granted to DePalo.

ITEM 9.01     Financial Statements and Exhibits

a.           Financial Statements of Business Acquired

Pursuant to Item 9.01(a)(4) of Form 8-K, the Registrant is filing the audited financial statements of Signal Point Holdings Corp., the business acquired, for the fiscal periods ended December 31, 2013 and December 31, 2014. as required by Item 9.01(a)(1).  This filing should be deemed to be an amendment to the Company’s Report on Form 8-K for March 27, 2015, filed on April 2, 2015.

b.           Exhibits

Exhibit No.	Description

10.1	Series A Preferred Termination, Loan and General Release Agreement, by and among SPHC, the Subsidiaries, Allied and the Company;

10.2	Series B Preferred Termination, Consulting Agreement Modification and Settlement Agreement, by and among the Company, SPHC, and DePalo

10.3	Secured Promissory Note, issued by SPHC to Allied.

10.4	First Allonge and Amendment to the Promissory Note issued by SPHC to Allied, dated October 27, 2015.

10.5	Modification Letter Agreement, by and among the Company, SPHC and Allied, dated as of October 27, 2015.

10.6	Modification Letter Agreement, by and among the Company, SPHC and Brookville, dated as of October 27, 2015.

99.1	Audited Financial Statements of Signal Point Holdings Corp.for the fiscal years ended December 31, 2013 and 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: Octonber 30, 2015	ROOMLINX, INC.

By: /s/ Aaron Dobrinsky
Name: Aaron Dobrinsky
Title: Chief Executive Officer